                                                                    EXHIBIT 10.7


               CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
               -------------------------------------------------


          This Contribution, Conveyance and Assumption Agreement, dated as of ____________, 1994, is entered into by and among FERRELLGAS PARTNERS, L.P., a Delaware limited partnership (the "Master Partnership"), FERRELLGAS, L.P., a Delaware limited partnership (the "Operating Partnership"), and FERRELLGAS, INC., a Delaware corporation (the "Company").

                                    RECITALS

          WHEREAS, the Company and the Master Partnership have heretofore formed the Operating Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") for the purpose of acquiring, owning and operating the retail propane business and assets of the Company (the "Business"); and

          WHEREAS, the Company contributed $10.10 to the capital of the Operating Partnership and received a 1.0101% general partner interest therein; and the Master Partnership contributed $989.90 to the capital of the Operating Partnership and received a 98.9899% limited partner interest therein; and

          WHEREAS, the Company, as the general partner, and Danley K. Sheldon ("Sheldon"), as the organizational limited partner, have formed the Master Partnership pursuant to the Delaware Act for the purpose of serving as the sole limited partner of the Operating Partnership; and

          WHEREAS, the Company contributed $10.00 to the capital of the Master Partnership and received a 1% general partner interest therein; and Sheldon contributed $990.00 to the capital of the Master Partnership and received a 99% limited partner interest therein; and

          WHEREAS, as of the date hereof, the Company and the Master Partnership have entered into that certain Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"); and

          WHEREAS, as of the date hereof, Sheldon, as the organizational limited partner, and the Company, as the general partner and as attorney-in-fact for all limited partners, have entered into that certain Agreement of Limited Partnership of the Master Partnership (the "Master Partnership Agreement"); and

          WHEREAS, pursuant to the Operating Partnership Agreement, the Company has agreed to contribute to the Operating Partnership, as a capital contribution thereto, substantially all of its assets related to the System in exchange for (a) the continuation of its 1.0101% general partner interest in the Operating Partnership, (b) a limited partner interest in the Operating Partnership which shall be contributed by the Company to the Master Partnership pursuant to this Agreement and which, together with the limited partner interest previously held by the Master Partnership will represent a 98.9899% limited partner interest in the Operating Partnership, (c) the assumption of certain liabilities by the Operating Partnership, including, without limitation, the Operating Partnership's assumption of the payment obligations of certain indebtedness of the Company, and (d) other good and valuable consideration; and

          WHEREAS, pursuant to the Master Partnership Agreement, the Company has agreed to contribute to the Master Partnership, as a capital contribution thereto, all of its limited partner interest in the Operating Partnership in exchange for (a) its continued 1% general partner interest in the Master Partnership, (b) 1,000,000 Common Units, (c) 16,118,559 Subordinated Units, (d) certain Incentive Distribution Rights, and (e) other good and valuable consideration; and

          WHEREAS, in connection with the above described contributions the Company has agreed to indemnify the Master Partnership and the Operating Partnership from and against certain liabilities and the Master Partnership and the Operating Partnership have agreed to indemnify the Company from and against certain liabilities;

          NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Master Partnership, the Operating Partnership and the Company undertake and agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          The following capitalized terms shall have the meanings given below.

          "Agreement" means this Contribution, Conveyance and Assumption
           ---------
Agreement.

          "Assets" means all of the assets owned, leased or held by the Company,
           ------
as of the Effective Time, of every kind, character and description, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located, including, without limitation, all of the assets necessary to operate the Business as presently being operated by the Company and all right, title and interest of the Company in and to the following assets:

          (a)  propane inventory;

          (b)  inventories and supplies of any kind;

          (c) storage tanks and containers, propane cylinders, office furniture, furnishings, computers and equipment of any kind;

          (d)  all real property wherever located;

          (e) all rights in real property or personal property arising under leases, easements or other contracts or arrangements;

          (f) all motor vehicles, trailers, tanks, railcars, distribution centers and related equipment, whether owned or leased;

          (g) every contract, agreement, arrangement, grant, gift, trust or other arrangement or understanding of any kind;

          (h) any and all rights, claims and causes of action that the Company may have under insurance policies or otherwise against any person or property, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, insofar as any of the same relate to the operation of the Assets or the business conducted with the Assets prior to the Effective Time and such rights, claims or causes of action representing reimbursement or recovery of amounts actually paid by the Master Partnership or the Operating Partnership after the Effective Time;

          (i)  every right to sell or distribute any product or service;

          (j) all trade names, trade marks, service marks, logos, marks and symbols of any kind, together with all goodwill associated therewith, except as specifically provided for in Article IX of this Agreement and subject to the right of the Company to repurchase same as provided in Article IX of this Agreement;

          (k) all know-how, every trade secret, every customer list and all other confidential information of every kind;

          (l) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;

          (m) every business conducted prior to the Effective Time by the Company, including, without limitation, Stratton Insurance Company;

          (n)  every other proprietary right of any kind; and

          (o) all governmental licenses, permits and authorizations of every kind;

excluding, however, any of such assets that constitute Excluded Assets.

          "Assumed Liabilities" means all of the Company's liabilities arising
           -------------------
from or relating to the Assets or the business conducted with the Assets, as of the Effective Time, of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, including, without limitation, the obligations, liabilities and outstanding indebtedness of the Company described on Schedule 3 hereto; excluding, however, any of such liabilities that
             ----------
constitute Excluded Liabilities.

          "Business" has the meaning assigned to such term in the Recitals to
           --------
this Agreement.

          "Company" has the meaning assigned to such term in the opening
           -------
paragraph of this Agreement.

          "Conveyance, Assignment and Bill of Sale" means that certain
           ---------------------------------------
Conveyance, Assignment and Bill of Sale, dated __________, 1994, in recordable form from the Company to the Operating Partnership, the form of which is attached hereto as Exhibit A.
                   ---------

          "Credit Facility" means the Credit Agreement dated as of
           ---------------
_______________, 1994 by and among the Company, the Operating Partnership, Stratton Insurance Company and Bank of America National Trust and Savings Association, as agent, and the financial institutions listed therein, providing for an aggregate amount of borrowings up to $185,000,000.00.

          "Delaware Act" has the meaning assigned to such term in the Recitals
           ------------
to this Agreement.

          "Effective Time" means 9:00 a.m. Eastern Standard Time on ___________,
           --------------
1994.

          "Excluded Assets" means those assets of the Company described on
           ---------------
Schedule 1 hereto.
- ----------

          "Excluded Liabilities" means all of the liabilities described on
           --------------------
Schedule 2 hereto.
- ----------

          "Existing Fixed Rate Notes" means the $177,600,000 of 12% series B and
           -------------------------
series D fixed rate senior notes due in August, 1996.

          "Existing Floating Rate Notes" means the $50,000,000 of series A and
           ----------------------------
series C floating rate senior notes due in August, 1996.

          "Existing Indebtedness" means and includes all of the indebtedness
           ---------------------
currently outstanding evidenced by the following: (a) the Existing Fixed Rate Notes, (b) the Existing Floating Rate Notes, and (c) the Existing Subordinated Debentures.

          "Existing Subordinated Debentures" means the $246,400,000 of 11-5/8%
           --------------------------------
senior subordinated debentures due in December, 2003.

          "FCI" means Ferrell Companies, Inc., a Kansas corporation and the
           ---
owner all of the outstanding capital stock of the Company.

          "FFC" means Ferrellgas Finance Corp., a Delaware corporation, a wholly
           ---
owned subsidiary of the Operating Partnership.

          "Incentive Distribution Right" has the meaning assigned to the term
           ----------------------------
"IDR" in the Master Partnership Agreement.

          "Laws" means any and all laws, statutes, ordinances, rules or
           ----
regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

          "Limited Partner Interest" has the meaning assigned to such term in
           ------------------------
Section 2.2.

          "Master Partnership" has the meaning assigned to such term in the
           ------------------
opening paragraph of this Agreement.

          "Master Partnership Agreement" has the meaning assigned
           ----------------------------
to such term in the Recitals to this Agreement.

          "Operating Partnership" has the meaning assigned to such term in the
           ---------------------
opening paragraph of this Agreement.

          "Operating Partnership Agreement" has the meaning assigned to such
           -------------------------------
term in the Recitals to this Agreement.

          "Operating Partnership Debt Offering" means the $250,000,000 in debt
           -----------------------------------
to be evidenced by notes to be issued by the Operating Partnership and FFC and due in 2001.

          "Restriction" has the meaning assigned to such term in Section 10.2.
           -----------

          "Restriction-Asset" has the meaning assigned to such term in Section
           -----------------
10.2.

          "Underwriting Agreement" means the Underwriting Agreement dated as of
           ----------------------
____________________, by and among the Partnership, the Company, and Goldman Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Shearson, Inc., as representatives of the several underwriters named in Schedule I thereto,
                                                     ----------
relating to the public offering of up to 15,065,000 Common Units representing limited partner interests in the Master Partnership.


                                   ARTICLE II

                   Contribution to the Operating Partnership
                   -----------------------------------------

           2.1 Contribution.  The Company hereby grants, contributes, bargains,
               ------------
sells, conveys, assigns, transfers, sets over and delivers to the Operating Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of the Company in and to the Assets in exchange for
(a) the consideration stated in Section 2.2, (b) the assumption of certain liabilities by the Operating Partnership as provided in Article IV, and (c) other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and the Operating Partnership hereby accepts the Assets as a contribution to the capital of the Operating Partnership.

          TO HAVE AND TO HOLD the Assets unto the Operating Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

           2.2 Consideration for Contribution.  In consideration for the
               ------------------------------
contribution of the Assets to the Operating Partnership, the Operating Partnership hereby (a) continues the Company's 1.0101% general partner interest in the Operating Partnership, and (b) issues, grants, contributes, bargains, sells, conveys, transfers, sets over and delivers to the Company a limited partner interest in the Operating Partnership (the "Limited Partner Interest") which shall be contributed, transferred, conveyed, assigned and delivered by the Company to the Master Partnership as provided in Section 3.1 of this Agreement, and which, together with the limited partnership interest previously held by the Master Partnership will represent a 98.9899% limited partner interest in the Operating Partnership.

           2.3 Forms of Conveyance.  To further evidence this conveyance with
               -------------------
respect to the real property included in the Assets, the Company has executed and delivered to the Operating Partnership the Conveyance, Assignment and Bill of Sale substantially in the form attached hereto as Exhibit A.
                                                     ---------


                                  ARTICLE III

                     Contribution to the Master Partnership
                     --------------------------------------

            3.1     Contribution.  The Company hereby grants, contributes,
                    ------------
bargains, sells, conveys, assigns, transfers, sets over and delivers to the Master Partnership, its successors and assigns, for its and their own use forever, all right, title and interest of the Company in and to the Limited Partner Interest in exchange for (a) the consideration stated in Section 3.2, and (b) other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and the Master Partnership hereby accepts the Limited Partner Interest, as a contribution to the capital of the Master Partnership.

          TO HAVE AND TO HOLD the Limited Partner Interest unto the Master Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.


            3.2     Consideration for Contribution.  In consideration for the
                    ------------------------------
contribution of the Limited Partner Interest to the Master Partnership, the Master Partnership hereby (a) continues the Company's 1% general partner interest in the Master Partnership, and (b) issues, grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to the Company (i) 1,000,000 Common Units, (ii) 16,118,559 Subordinated Units, and
(iii) the Incentive Distribution Rights which, after giving effect to (1) the withdrawal of the organizational limited partner of the

Master Partnership as provided in the Master Partnership Agreement, and (2) the sale of 13,100,000 Common Units pursuant to the Underwriting Agreement (or 15,065,000 Common Units if the overallotment option provided for in the Underwriting Agreement is exercised in full), will represent an approximate ____% limited partner interest in the Master Partnership (or an approximate
____% limited partner interest in the Master Partnership if the overallotment option provided for in the Underwriting Agreement is exercised in full).


                                   ARTICLE IV

                       Assumption of Certain Liabilities
                          by the Operating Partnership
                          ----------------------------

          In connection with the contribution and transfer of the Assets to the Operating Partnership, the Operating Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the Assumed Liabilities, including the Existing Indebtedness and the indebtedness due under the Credit Facility, to the full extent that the Company has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Assumed Obligations shall not increase the obligation of the Operating Partnership with respect to the Assumed Liabilities beyond that of the Company, waive any valid defense that was available to the Company with respect to the Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Assumed Liabilities.


                                   ARTICLE V

                                Indemnification
                                ---------------

          5.1  Indemnification With Respect to Excluded Liabilities.  The
               ----------------------------------------------------
Company shall indemnify, defend and hold harmless the Operating Partnership, the Master Partnership and their respective successors and assigns from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, arising from or relating to the Excluded Liabilities.

          5.2  Indemnification With Respect to Operations Prior to the Effective
               -----------------------------------------------------------------
Time.  The Operating Partnership shall indemnify,
- ----
defend and hold harmless the Company, the Master Partnership and their respective successors and assigns from and against any and all claims, demands, costs (including, without limitation, costs of environmental investigation and remediation and penalties and other assessments), liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, arising from or relating to the operation of the Assets or the business conducted with the Assets prior to the Effective Time, including all tax liabilities including franchise taxes associated with the Assets or the business other than any such claims, demands, costs, liabilities and expenses arising from or relating to (a) federal and state income tax liabilities incurred by the Company prior to the Effective Time; and (b) the Excluded Liabilities, provided, however, that notwithstanding the foregoing, the Operating Partnership shall not be required to indemnify, defend and hold harmless the Company and its successors and assigns to the extent that any of the foregoing claims, demands, costs, liabilities and expenses are recovered through insurance proceeds paid to the owner of the Business.

          5.3  Indemnification With Respect to Assumed Liabilities.  Except as
               ---------------------------------------------------
set forth in Section 5.2, the Operating Partnership shall indemnify, defend and hold harmless the Company, its successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, arising from or relating to the Assumed Liabilities.

          5.4  Indemnification With Respect to Existing Indebtedness and Credit
               ----------------------------------------------------------------
Facility.  The Operating Partnership shall indemnify, defend and hold harmless
- --------
the Company, its successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of the Company as of the Effective Time, arising from or relating to the liabilities and outstanding indebtedness of the Company under the Existing Indebtedness and the Credit Facility.

                                   ARTICLE VI

                                 Title Matters
                                 -------------

           6.1  Encumbrances.  The contribution of the Assets made under Section
                ------------
2.1 is made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets or the business and operations conducted thereon or therewith, in each case to the extent the same are valid, enforceable and affect the Assets, including, without limitation, all matters that a current survey or visual inspection of the Assets would reflect, and to the Assumed Liabilities.

          6.2  Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales
                -----------------------------------------------------------
Laws.
- ----

          (a) THE COMPANY IS CONVEYING THE ASSETS "AS IS" WITHOUT REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY (ALL OF WHICH THE COMPANY HEREBY DISCLAIMS), AS TO (i) TITLE, (ii) FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR DESIGN OR QUALITY, OR (iii) ANY OTHER MATTER WHATSOEVER. THE PROVISIONS OF THIS SECTION 6.2 HAVE BEEN NEGOTIATED BY THE OPERATING PARTNERSHIP AND THE COMPANY AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF THE COMPANY, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

          (b) The contribution of the Assets made under Section 2.1 is made with full rights of substitution and subrogation of the Operating Partnership, and all persons claiming by, through and under the Operating Partnership, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Company, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

          (c) The Company and the Operating Partnership agree that the disclaimers contained in this Section 6.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived and negated.

          (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.


                                  ARTICLE VII

                               Further Assurances
                               ------------------

            7.1  Company Assurances.  From time to time after the date hereof,
                 ------------------
and without any further consideration, the Company shall execute, acknowledge and deliver all such additional deeds, assignments, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure the Operating Partnership, its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to the Operating Partnership or intended so to be, (ii) to more fully and effectively vest in the Master Partnership, its successors and assigns, beneficial and record title to the Limited Partner Interest hereby contributed and assigned to the Master Partnership or intended so to be and to put the Master Partnership in actual possession and control of the Limited Partner Interest and (iii) to more fully and effectively carry out the purposes and intent of this Agreement.

            7.2  Operating Partnership and Master Partnership Assurances.  From
                 -------------------------------------------------------
time to time after the date hereof, and without any further consideration, the Operating Partnership and the Master Partnership shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.


                                 ARTICLE VIII

                               Power of Attorney
                               -----------------

          The Company hereby constitutes and appoints the Operating Partnership, its successors and assigns, the true and lawful attorney-in-fact of the Company with full power of substitution for it and in its name, place and stead or otherwise on behalf of the Company, its successors and assigns, and for the benefit of the Operating Partnership, its successors and assigns, to demand and receive from time to time the Assets and to execute in the name of the Company and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the Operating Partnership or the Company for the benefit of the Operating Partnership, as may be appropriate, any and all proceedings at law, in equity or otherwise which the Operating Partnership, its successors and assigns may deem proper in order to collect, assert or enforce any claims, rights or titles of any kind in and to the Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of the Assets and to do any and all such acts and things in furtherance of this Agreement as the Operating Partnership, its successors or assigns shall deem advisable. The Company hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of the Company or its successors or assigns or by operation of law.


                                   ARTICLE IX

                           Trademarks and Tradenames
                           -------------------------


          The Company markets the Business under the tradename "Ferrellgas" and uses the tradename "Ferrell North America" (collectively, the "Tradenames") for its other operations. The Company has a trademark on the name "Ferrellmeter" (the "Trademark"), its patented gas leak detection device. The Company hereby contributes all of its right, title and interest in the Tradenames and the Trademark in the continental United States, including the goodwill associated with the Business in the continental United States, to the Operating Partnership subject to the following express conditions:


          (a) In the event that the Company is removed as general partner of the Operating Partnership other than for "Cause" (as such term is defined in the Master Partnership Agreement), the Company may repurchase the Tradenames and the Trademark, including the goodwill associated with the Business in the continental United States, contributed to the Operating Limited Partnership for the nominal consideration of One Dollar ($1.00); and


          (b) In the event that the Company ceases to be general partner of the Operating Partnership for any reason other than by removal for Cause, the Company may repurchase the Tradenames and the Trademark, including the goodwill associated with the Business in the continental United States, contributed to the Operating Limited Partnership for their fair market value.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------


         10.1  Order of Completion of Transactions; Effective Time.  (a) The
               ---------------------------------------------------
transactions provided for in Articles II and III of this Agreement shall be completed on the date of this Agreement in the following order:

     first:    the transactions provided for in Article II shall be completed;
     ------
               and

     second:   following the completion of the transactions as provided in first
     ------                                                                -----
               above and the incurrence by the Operating Partnership of $___________ in aggregate principal amount of borrowings under the Operating Partnership Debt Offering and Credit Facility, the transactions provided for in Article III shall be completed.

          (a) The contribution of the Assets to the Operating Partnership shall be effective for all purposes as of the Effective Time.

         10.2  Consents; Restriction on Assignment.  If there are prohibitions
               -----------------------------------
against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate the Operating Partnership's rights with respect to such portion of the Assets (herein called a Restriction), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of the Operating Partnership or the Company. The Company and the Operating Partnership agree to use their best efforts to obtain satisfaction of any Restriction on a timely basis. The description of any portion of the Assets as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction-Asset exists, the Company agrees to hold such Restriction-Asset in trust for the exclusive benefit of the Operating Partnership and to otherwise use its best efforts to provide the Operating Partnership with the benefits thereof, and the Company will enter into other agreements, or take such other action as it deems necessary, in order to help ensure that the Operating Partnership has the assets and concomitant rights necessary to enable it to operate the Assets contributed to the Operating Partnership in all material respects as described in the Prospectus contained in and made a part of the Registration Statement on Form S-1 (Registration No. 33-53383)
filed by the Master Partnership with the United States Securities and Exchange Commission.

         10.3  Costs. The Operating Partnership shall pay all sales, use and
               -----
similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the Operating Partnership shall be responsible for all costs, liabilities and expenses (including court costs and attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 10.2.

         10.4  Headings; References; Interpretation.  All Article and Section
               ------------------------------------
headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation", "but not limited to", or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         10.5  Successors and Assigns.  The Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         10.6  No Third Party Rights.  The provisions of this Agreement are
               ---------------------
intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         10.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         10.8  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of Missouri applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

         10.9  Severability.  If any of the provisions of this Agreement are
               ------------
held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

         10.10 Deed; Bill of Sale; Assignment.  To the extent required by
               ------------------------------
applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

         10.11 Amendment or Modification.  This Agreement may be amended or
               -------------------------
modified from time to time only by the written agreement of all the parties hereto. Each such instrument shall be reduced to writing and shall be designated on its face "Amendment" to this Agreement.

         10.12  Integration.  This Agreement supersedes all previous
                -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                         FERRELLGAS, INC.


                         By:________________________________

                              Name:      ____________________
                              Title:     ____________________


ATTEST:                  By:________________________________

                              Name:      ____________________
                              Title:    ____________________


                         FERRELLGAS, L.P.

                         By:  Ferrellgas, Inc., its general partner


                         By:________________________________

                              Name:      ____________________
                              Title:     ____________________


ATTEST:                  By:_________________________________

                              Name:      _____________________
                              Title:     _____________________


                         FERRELLGAS PARTNERS, L.P.

                         By:  Ferrellgas, Inc., its general partner

                         By:_________________________________

                              Name:      _____________________
                              Title:     _____________________


ATTEST:                  By:_________________________________

                              Name:      _____________________
                              Title:     _____________________

                                  Schedule 1
                                  ----------

                                EXCLUDED ASSETS


                                [TO BE SUPPLIED]

                                   Schedule 2
                                   ----------

                              EXCLUDED LIABILITIES


                                [TO BE SUPPLIED]


                            Income Tax Liabilities

                                  Schedule 3
                                  ----------

                    LIABILITIES AND OUTSTANDING INDEBTEDNESS

          1. All liabilities of the Company from or relating to the Assets or the business conducted with the Assets to the extent that such liabilities would be reflected as a liability on a balance sheet of the Company as at the time immediately prior to the Effective Time prepared in accordance with generally accepted accounting principles consistently applied; excluding, however, any of such liabilities that constitute Excluded Liabilities and but including the following liabilities and outstanding indebtedness of the Company:


                      [INSERT INFORMATION ON THE EXISTING
                   INDEBTEDNESS DUE AND THE CREDIT FACILITY]

                                   EXHIBIT A
                                   ---------

                                                               STATE OF MISSOURI
                                                               COUNTY OF JACKSON

                    CONVEYANCE, ASSIGNMENT AND BILL OF SALE
                    ---------------------------------------

KNOW ALL MEN BY THESE PRESENTS:

          This Conveyance, Assignment and Bill of Sale (this "Conveyance") is from Ferrellgas, Inc., a Delaware corporation, with its general office and mailing address at One Liberty Plaza, Liberty, Missouri 64068 (herein called "Grantor"), and in favor of Ferrellgas, L.P., a Delaware limited partnership, with its general office and mailing address at One Liberty Plaza, Liberty, Missouri 64068 (herein called "Grantee").


                                     PART I

                         GRANTING AND HABENDUM CLAUSES

          I.1  Granting and Habendum Clauses.  For good and valuable
               -----------------------------
consideration, the receipt and sufficiency of which Grantor hereby acknowledges, Grantor hereby grants, conveys, bargains, sells, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interest and estate of Grantor in and to the following described property, to wit:

          (a)  Fee Lands.  The fee owned tracts or parcels of land, if any,
               ---------
     described in Exhibit A hereto, together with all tanks, containers,
                  ---------
     buildings, structures, improvements, equipment, appurtenances and fixtures of every kind or nature located on said tracts or parcels of land (collectively, the "Fee Lands" and singularly, the "Fee Land");

          (b)  Easements.  All easements, rights-of-way, servitudes, leases,
               ---------
     surface rights, interests in land, permits, licenses and grants, and all amendments to each thereof, including, without limitation, those described in Exhibit B hereto, together with all prescriptive rights and all
        ---------
     franchises, privileges, permits, grants, leases and consents in favor of Grantor, or Grantor's predecessors-in-title, in, on, over, under or adjacent to lands, roads, highways, railroads, rivers, canals, ditches, drains, bridges, state and national parks, forests, reservations and wilderness areas, public grounds or structures, or elsewhere, and all rights incident thereto, rights under condemnation judgments, judgments on declaration of taking, and permits and grants for the installation, maintenance, repair, removal and operation of above and below ground tanks, storage containers and pipelines (as hereinafter defined) (collectively, the "Easements" and singularly, the "Easement");

          (c)  Storage Facilities.  The presently existing tanks, containers and
               ------------------
     storage facilities (i) owned by Grantor, and located in, on, over, under or adjacent to the property described in (a) and (b) above or (ii) used by Grantor in the operation of its propane business, together with all buildings, structures, improvements, equipment, and appurtenances of every kind or nature that are a part of, affixed to or used in connection therewith (collectively, together with additions or replacements, the "Storage Facilities" and singularly, a "Storage Facility"); and

          (d)  Other Interests.  With respect to the Fee Lands, the Easements
               ---------------
     and the Storage Facilities all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining thereto, or any part thereof, including, without limitation, all reversionary interests, reversions and remainders thereof, and all the right, title, interest, estate and claim whatsoever, at law as well as in equity, of Grantor in and to the above-described property.

          (The property described in Section 1.1 shall be referred to herein as the "Subject Property").

          TO HAVE AND TO HOLD the Subject Property, subject to the terms, conditions and reservations hereof, unto Grantee, its successors and assigns, forever.

                                    PART II

               PERMITTED ENCUMBRANCES; OTHER TERMS AND CONDITIONS


     II.1 Permitted Encumbrances.
          ----------------------

          This Conveyance is made and accepted expressly subject to (i) the terms and conditions set forth in the conveyances, assignments, bills of sale and other instruments described in Exhibit A and Exhibit B and to all recorded
                                   ---------     ---------
and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Subject Property or the business and operations conducted thereon, in each case to the extent the same are valid, enforceable and affect the Subject Property;
(ii) all matters that a current survey or visual inspection would reflect; and
(iii) the Contribution Agreement (defined in Section 2.2) (collectively, the "Permitted Encumbrances").

     II.2      Contribution Agreement.
               ----------------------

          This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated ______________, 1994, between Grantor, Grantee and Ferrellgas Partners, L.P., a Delaware limited partnership.

     II.3 Disclaimer of Warranties; Subrogation.
          -------------------------------------

          (a) GRANTOR IS CONVEYING THE SUBJECT PROPERTY "AS IS" WITHOUT REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY (ALL OF WHICH GRANTOR HEREBY DISCLAIMS), AS TO (i) TITLE, (ii) FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR DESIGN OR QUALITY, OR (iii) ANY OTHER MATTER WHATSOEVER. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY GRANTEE AND GRANTOR AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF GRANTOR, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE SUBJECT PROPERTY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

          (b) This Conveyance is made with full rights of substitution and subrogation of Grantee and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Grantor, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Subject Property.

          (c) Grantee agrees that the disclaimers contained in this section are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant", "convey", "bargain", "sell", "assign", "transfer", "deliver" or "set over" or any of them or any other words used in this Conveyance are hereby expressly disclaimed, waived and negated.


                                    PART III

                                 MISCELLANEOUS

     III.1     Further Assurances.
               ------------------

          Grantor agrees to take all such further actions and to execute, acknowledge and deliver all such further documents as are necessary or appropriate in carrying out the purposes of this Conveyance. Grantor agrees to execute, acknowledge and deliver to

Grantee all such other additional instruments, notices, and to do all such other and further acts, and things as may be to more fully and effectively grant, convey, bargain, sell, assign, transfer and deliver and set over to Grantee the Subject Property.

     III.2     Consents; Restriction on Assignment.
               -----------------------------------

          If there are prohibitions against or conditions to the Conveyance of one or more portions of the Subject Property without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate Grantee's rights with respect to such portion of the Subject Property (herein called a "Restriction"), then any provision contained in this Conveyance to the contrary notwithstanding, the transfer of title to or interest in such portion of the Subject Property (herein called the "Restriction-Subject Property") pursuant to this Conveyance shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Subject Property subject thereto shall become effective automatically as of the date hereof, without further action on the part of Grantee or Grantor. Grantor and Grantee agree to use their best efforts to obtain satisfaction of any Restriction. The description of any portion of the Subject Property as "Restriction-Subject Property" shall not be construed as an admission that any Restrictions exist with respect to the transfer of such portion of the Subject Property. In the event any Restriction-Subject Property exists, Grantor agrees to hold such Restriction-Subject Property in trust for the exclusive benefit of Grantee and to otherwise use its best efforts to provide Grantee with the benefits thereof.

     III.3     Successors and Assigns; No Third Party Beneficiary.
               --------------------------------------------------

          This Conveyance shall be binding upon and inure to the benefit of Grantor and Grantee and their respective successors and assigns, but shall not inure to the benefit of or be enforceable by any other party.

     III.4     Governing Law.
               -------------

          This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Missouri, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

     III.5     The Exhibits.
               ------------

          Reference is made to Exhibit A and Exhibit B, which are attached
                               ---------     ---------
hereto and made a part hereof for all purposes. Reference in Exhibits to an instrument on file in the public records is made for all purposes, but shall not imply that such instrument is valid, binding or enforceable or affects any Subject Property nor creates any right, title, interest or claim in favor of any party other than Grantor and Grantee, respectively.

     III.6     Headings.
               --------

          Headings are included in this Conveyance for convenience and shall not define, limit, extend or describe the scope or intent of any provision.

     III.7     Counterparts.
               ------------

          This Conveyance may be executed in multiple counterparts all of which taken together shall constitute a single agreement with the same force and effect as if all parties had signed the same copy of this conveyance.

          WITNESS THE EXECUTION HEREOF on the _____ day of ______________, 1994.


GRANTEE:                          GRANTOR:


FERRELLGAS, L.P., a Delaware      FERRELLGAS, INC., a Delaware
limited partnership               corporation

By: Ferrellgas, Inc., as
    general partner
By: ________________________      By: ________________________

Name: ______________________      Name: ______________________

Title: _____________________      Title: _____________________


Attachments:   Exhibit A:  Fee Lands
               Exhibit B:  Easements

This instrument was prepared by:

     Smith, Gill, Fisher & Butts
     Attn:  Michael J. Van Dyke
     1200 Main Street, Suite 3500
     Kansas City, Missouri 64105


Recording Requested by and
When Recorded Return To:

     Smith, Gill, Fisher & Butts
     Attn:  Michael J. Van Dyke
     1200 Main Street, Suite 3500
     Kansas City, Missouri 64105

Mail Tax Statements to:

     -------------------------
     -------------------------
     -------------------------

STATE OF MISSOURI

COUNTY OF JACKSON

          Before me, a Notary Public in and for said County and State, personally appeared ______________, the _________
_____________________________________________ of Ferrellgas, Inc., a Delaware
corporation, who acknowledged the execution of the foregoing instrument for and on behalf of said corporation and who, having been duly sworn, stated that the representations contained therein are true.

          WITNESS my hand and Notarial Seal this ______ day of ______________, 1994.


                              ______________________________
                              Notary Public Residing in
                              ___________ County, __________

                              ______________________________
                              (printed signature)

My Commission Expires:

- ------------------------






STATE OF MISSOURI

COUNTY OF JACKSON

          Before me, a Notary Public in and for said County and State, personally appeared __________________, the __________________________________
of Ferrellgas, Inc., a Delaware corporation, as general partner of Ferrellgas, L.P., a Delaware limited partnership, who acknowledged the execution of the foregoing instrument for and on behalf of said corporation, as general partner, and who, having been duly sworn, stated that the representations contained therein are true.

          WITNESS my hand and Notarial Seal this _____ day of ________, 1994.

                              ------------------------------
                              Notary Public Residing in
                              ___________ County, __________

                              ------------------------------
                              (printed signature)
My Commission Expires:

- -----------------------

              EXHIBIT A TO CONVEYANCE, ASSIGNMENT AND BILL OF SALE
                   FROM FERRELLGAS, INC. TO FERRELLGAS, L.P.

                                                               STATE OF MISSOURI
                                                               COUNTY OF JACKSON



                                  [FEE LANDS]

              EXHIBIT B TO CONVEYANCE, ASSIGNMENT AND BILL OF SALE
                   FROM FERRELLGAS, INC. TO FERRELLGAS, L.P.



                                                               STATE OF MISSOURI
                                                               COUNTY OF JACKSON



                                  [EASEMENTS]